SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  -----------

Date of Report (Date of earliest event reported) July 22, 1998

                       METROPOLITAN HEALTH NETWORKS, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



         Florida                         0-28456                65-0635748
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(State or other jurisdiction        (Commission File         (IRS Employer
      or incorporation)                  Number)           Identification No.)



               5100 Town Center Circle, Boca Raton, Florida 33486
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (561) 416-9484
                                                  ---------------

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          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets
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         Under a Stock Purchase Agreement (Agreement) dated July 22, 1998, between Metropolitan Health Networks, Inc. (the "Registrant" or the "Company"), Metcare, II, Inc., a wholly-owned subsidiary of the Company (Subsidiary) and Dr. Paul Wand (Wand), the Company sold 100% of the stock of its wholly-owned subsidiary, Metcare II, Inc. to Wand, effective July 1, 1998. The consideration paid by Wand included the return of 75,000 common shares of the Registrant and a personally guaranteed $75,000 one year note.

The Company had purchased the practice of Dr. Wand on March 11, 1997. Management decided in February of this year that since the asset was underperforming and was continuing to generate defecits, the Company should presue the opportunity to sell the practice back to the original owner under terms favorable to the Company.


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

         The information herein is qualified in its entirety by reference to the Merger Agreement and Promissory Note filed as part of this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a) and (b)       Financial Statements and Pro Forma Financial Information
                  --------------------------------------------------------

                  Not applicable

(c)               Exhibits.
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                  10.1     Stock Purchase Agreement dated July 22, 1998 by
                           and among the Company, Metcare, and Paul Wand, M.D.





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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             METROPOLITAN HEALTH NETWORKS, INC.


                                             By: /s/ Donald B. Cohen
                                                -------------------------------
                                                Donald B. Cohen
                                                Executive Vice President and
                                                Chief Financial Officer

Dated:  August 6, 1998








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